UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported):
March 31, 2004

BRANTLEY CAPITAL CORPORATION

(Exact name of registrant as specified in its charter)

Maryland	000-21251	34-1838462

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3201 Enterprise Parkway
Suite 350
Cleveland, OH 44122

(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (216) 464-8400

Item 5. Other Events
Item 7. Financial Statements and Exhibits
SIGNATURES
Exhibit 99.1 Press Release

Item 5. Other Events

Brantley Capital Corporation (Nasdaq: BBDC) today announced the results of the Company’s 2003 Annual Meeting of Stockholders. A copy of the press release is attached as Exhibit 99.1.

Item 7. Financial Statements and Exhibits

(a)	Not applicable.

(b)	Not applicable.

(c)	Exhibits.

99.1 Press Release dated March 31, 2004

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 31, 2004	BRANTLEY CAPITAL CORPORATION

	By:	/s/ Tab A. Keplinger

Tab A. Keplinger Vice President and Chief Financial Officer